UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 4, 2011
JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification No.)

270 Park Avenue, New York, NY (Address of Principal Executive Offices)	10017 (Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On November 4, 2011, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) filed with the U.S. Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 (the “September 2011 10-Q”). The September 2011 10-Q reflects changes in the Firm’s business segments that became effective July 1, 2011.
JPMorgan Chase is filing this Current Report on Form 8-K (“Form 8-K”) to revise information in the Firm’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 10-K”), to reflect the aforementioned changes in JPMorgan Chase’s business segments. In addition, on the date hereof, JPMorgan Chase is also filing a Current Report on Form 8-K to revise information in the Firm’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, and a Current Report on Form 8-K to revise information in the Firm’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, in each case solely for the purpose of reflecting the aforementioned changes in its business segments. The revisions of the previously issued financial information do not affect the Firm’s reported net income, earnings per share, total assets, stockholders’ equity or regulatory capital for any of the previously reported periods
The revised financial information contained in this Form 8-K and the other Current Reports on Form 8-K referred to above reflect that the Firm’s business segments have been reorganized, effective July 1, 2011, as follows:
•	Auto and Student Lending transferred from the Retail Financial Services (“RFS”) segment and are reported with Card Services & Auto (“Card”) in a single segment.

•	Retail Financial Services continues as a segment, organized in two components: Consumer & Business Banking (formerly Retail Banking) and Mortgage Banking (including Mortgage Production and Servicing, and Real Estate Portfolios).
The sections of the 2010 10-K most affected by these revisions, as reflected by Exhibit 99 hereto, are as follows:

Section	Page(s)
Introduction	54
Business Segment Results	67-68
Retail Financial Services	72-78
Card Services & Auto	79-81A
Capital Management	102-106
Notes to Consolidated Financial Statements:
Note 17 — Goodwill and other intangible assets	260-263
Note 34 — Business segments	290-293
*******

The information in Exhibit 99 of this Form 8-K continues to speak as of the date of the original filing of the 2010 10-K on February 28, 2011. The Firm has not revised or updated its disclosures except as referenced above. Accordingly, references in Exhibit 99 to “this Annual Report” are to the 2010 10-K as revised by the information in Exhibit 99.
The Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, except as noted below.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
23	Consent of independent registered public accounting firm.

99	Business — Business segments; Management’s discussion and analysis of financial condition and results of operations, and the audited Consolidated Financial Statements, together with the Notes thereto, revised to reflect the business segment reorganization of RFS and Card for each of the years in the three-year period ended December 31, 2010 (which replaces and supersedes Part I, Item 1: Business - Business Segments, Part II, Item 7 and Item 8, respectively, of the 2010 10-K filed with the SEC on February 28, 2011), and the Report of independent registered public accounting firm dated February 28, 2011, except for the change in the composition of business segments discussed in Note 34, as to which the date is November 4, 2011.

101	Pursuant to Rule 405 of Regulation S-T, the following financial information from the Firm’s 2010 10-K, revised to reflect the business segment reorganization of RFS and Card, is formatted in XBRL (eXtensible Business Reporting Language) interactive data files: (i) Consolidated Statements of Income for each of the years in the three-year period ended December 31, 2010; (ii) Consolidated Balance Sheets at December 31, 2010 and 2009; (iii) Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income for each of the years in the three-year period ended December 31, 2010; (iv) Consolidated Statements of Cash Flows for each of the years in the three-year period ended December 31, 2010; and (v) the Notes to Consolidated Financial Statements (which replaces and supersedes Exhibit 101 of the 2010 10-K furnished to the SEC on February 28, 2011).†

†	As provided in Rule 406T of Regulation S-T, this information shall not be deemed “filed” for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under those sections.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Shannon S. Warren
Shannon S. Warren

Managing Director and Corporate Controller
(Principal Accounting Officer)
Date: November 4, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23	Consent of independent registered public accounting firm.

99	Business — Business segments; Management’s discussion and analysis of financial condition and results of operations, and the audited Consolidated Financial Statements, together with the Notes thereto, revised to reflect the business segment reorganization of RFS and Card for each of the years in the three-year period ended December 31, 2010 (which replaces and supersedes Part I, Item 1: Business - Business Segments, Part II, Item 7 and Item 8, respectively, of the 2010 10-K filed with the SEC on February 28, 2011), and the Report of independent registered public accounting firm dated February 28, 2011, except for the change in the composition of business segments discussed in Note 34, as to which the date is November 4, 2011.

101	Pursuant to Rule 405 of Regulation S-T, the following financial information from the Firm’s 2010 10-K, revised to reflect the business segment reorganization of RFS and Card, is formatted in XBRL (eXtensible Business Reporting Language) interactive data files: (i) Consolidated Statements of Income for each of the years in the three-year period ended December 31, 2010; (ii) Consolidated Balance Sheets at December 31, 2010 and 2009; (iii) Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income for each of the years in the three-year period ended December 31, 2010; (iv) Consolidated Statements of Cash Flows for each of the years in the three-year period ended December 31, 2010; and (v) the Notes to Consolidated Financial Statements (which replaces and supersedes Exhibit 101 of the 2010 10-K furnished to the SEC on February 28, 2011).†

†	This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that Section. Such exhibit shall not be deemed incorporated into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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